Commitments And Contingencies	12 Months Ended
Dec. 31, 2016
Leases [Abstract]
Commitments and Contingencies
Commitments and Contingencies
Leases
The Partnership leases certain convenience store and other properties under non-cancellable operating leases whose initial terms are typically 5 to 15 years, with some having a term of 40 years or more, along with options that permit renewals for additional periods. Minimum rent is expensed on a straight-line basis over the term of the lease. In addition, certain leases require additional contingent payments based on sales or motor fuel volumes. We typically are responsible for payment of real estate taxes, maintenance expenses and insurance. These properties are either sublet to third parties or used for our convenience store operations.
Net rent expense consisted of the following:

	Successor			Predecessor
	Twelve Months Ended December 31, 2016	Twelve Months Ended December 31, 2015	September 1, 2014 through December 31, 2014	January 1, 2014 through August 31, 2014
	(in millions)
Cash rent:
Store base rent (1)	$33	$32	$6	$1
Equipment and other rent (2)	14	12	4	—
Total cash rent	47	44	10	1
Non-cash rent:
Straight-line rent	1	—	2	—
Capital lease offset	—	—	—	—
Net rent expense	$48	$44	$12	$1

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(1)
Store base rent includes the Partnership's rent expense for sites subleased to dealers. The sublease income from these sites is recorded in rental income on the statement of operations and totaled $29 million, $26 million and $8 million for the years ended December 31, 2016 and 2015, and the Successor period September 1, 2014 through December 31, 2014, respectively. Sublease income was $1 million for the Predecessor period January 1, 2014 through August 31, 2014.

(2)	Equipment and other rent consists primarily of store equipment and vehicles.
Future minimum lease payments, excluding sale-leaseback financing obligations (see Note 11), for future fiscal years are as follows (in millions):

2017	$44
2018	37
2019	27
2020	24
2021	18
Thereafter	86
Total	$236

Environmental Remediation
We are subject to various federal, state and local environmental laws and make financial expenditures in order to comply with regulations governing underground storage tanks adopted by federal, state and local regulatory agencies. In particular, at the federal level, the Resource Conservation and Recovery Act of 1976, as amended, requires the EPA to establish a comprehensive regulatory program for the detection, prevention, and cleanup of leaking underground storage tanks (e.g. overfills, spills, and underground storage tank releases).
Federal and state regulations require us to provide and maintain evidence that we are taking financial responsibility for corrective action and compensating third parties in the event of a release from our underground storage tank systems. In order to comply with these requirements, we have historically obtained private insurance in the states in which we operate. These policies provide protection from third-party liability claims. During 2016, our coverage was $10 million per occurrence and in the aggregate. Our sites continue to be covered by these policies.
We are currently involved in the investigation and remediation of contamination at motor fuel storage and gasoline store sites where releases of regulated substances have been detected. We accrue for anticipated future costs and the related probable state reimbursement amounts for remediation activities. Accordingly, we have recorded estimated undiscounted liabilities for these sites totaling $40 million and $37 million as of December 31, 2016 and 2015, respectively, which are classified as accrued expenses and other current liabilities and other noncurrent liabilities. As of December 31, 2016, we had $1 million in an escrow account to satisfy environmental claims related to the MACS acquisition and $8 million in two escrow accounts to satisfy environmental claims related to the Emerge acquisition.
Deferred Branding Incentives
We receive deferred branding incentives and other incentive payments from a number of our fuel suppliers. A portion of the deferred branding incentives may be passed on to our wholesale branded dealers under the same terms as required by our fuel suppliers. Many of the agreements require repayment of all or a portion of the amount received if we (or our branded dealers) elect to discontinue selling the specified brand of fuel at certain locations. As of December 31, 2016, the estimated amount of deferred branding incentives that would have to be repaid upon de-branding at these locations was $1 million. Of this amount, approximately $0.3 million would be the responsibility of the Partnership’s branded dealers under reimbursement agreements with the dealers. In the event a dealer were to default on this reimbursement obligation, we would be required to make this payment. No liability is recorded for the amount of dealer obligations which would become payable upon de-branding as no such dealer default is considered probable as of December 31, 2016. We have recorded $1 million and $2 million for deferred branding incentives, net of accumulated amortization, as of December 31, 2016 and 2015, respectively, under other non-current liabilities on our Consolidated Balance Sheets. The Partnership amortizes its retained portion of the incentives to income on a straight-line basis over the term of the agreements.
Contingent Consideration related to Acquisition
Pursuant to an earnout agreement associated with the Aloha Acquisition, we have recorded $15 million and $18 million, as of December 31, 2016 and 2015, respectively, under other non-current liabilities on our Consolidated Balance Sheets. Earnout objectives achieved under this agreement during the period of December 16, 2014 through December 31, 2022 are paid annually in arrears. The fair value measurement of such future earnouts is categorized within Level 3 of the fair value hierarchy.